UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report
(Date of earliest
event reported):	July 12, 2005

Commission	Name of Registrant, State of Incorporation, Address of	IRS Employer
File Number	Principal Executive Offices and Telephone Number	Identification Number
1-9894	Alliant Energy Corporation	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
0-4117-1	Interstate Power and Light Company	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
0-337	Wisconsin Power and Light Company	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1 to Current Report on Form 8-K

Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company (together, the “Company”) are filing this Amendment No. 1 to its Current Report on Form 8-K, dated July 12, 2005, to report the committees of the Board of Directors to which Dean C. Oestreich has been named. The Company amends Item 5.02 of the Company’s Current Report on Form 8-K, dated July 12, 2005, to read in its entirety as set forth below.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On July 12, 2005, the Board of Directors (the “Board”) of the Company appointed Dean C. Oestreich as a new director of the Company to fill the vacancy created when Katherine Lyall did not stand for re-election at the Company’s 2005 Annual Meeting of Shareowners. Mr. Oestreich, 53, has served as President of Pioneer Hi-Bred International, Inc., a commercial seed producer, and a wholly-owned subsidiary of DuPont Corporation, since 2004. He previously served in various other capacities at Pioneer Hi-Bred International, Inc., including as Vice President and Business Director of North America from 2002 to 2004, Vice President and Director of Supply Management from 2001 to 2002 and Vice President and Director for Africa, Middle East, Asia and Pacific from 1999-2001. Mr. Oestreich will stand for election at the Company’s 2006 Annual Meeting of Shareowners as a nominee for director to serve until the Company’s 2009 Annual Meeting of Shareowners. Effective January 1, 2006, Dean C. Oestreich was appointed to the Compensation and Personnel Committee and the Environmental, Nuclear, Health and Safety Committee of the Board of Directors of the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: January 4, 2006	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer
INTERSTATE POWER AND LIGHT COMPANY
Date: January 4, 2006	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer
WISCONSIN POWER AND LIGHT COMPANY
Date: January 4, 2006	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer